SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

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                            Form 8-K


                          CURRENT REPORT




                Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934



Date of Report:  May 10, 1996
                 ------------
Date of earliest event reported:  April 18, 1996
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                      ARVIN INDUSTRIES, INC.
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      (Exact name of registrant as specified in its charter)




  Indiana                  1-302                    35-0550190
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  (State of        (Commission File Number)        (IRS Employer
Incorporation)                                 Identification No.)




    One Noblitt Plaza, Post Office Box 300,
                Columbus, Indiana               47202-3000
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    (Address of principal executive offices)    (Zip Code)



                         (812) 379-3000
                --------------------------------
                 (Registrant's telephone number)

Item 5.   Other Events.
          -------------

          On April 18, 1996 the Board of Directors of Arvin Industries, Inc. (the "Company") authorized an amendment to the Rights Agreement dated as of May 28, 1986, as amended as of February 23, 1989 and November 10, 1994, (the "Rights Agreement") between the Company and Harris Trust and Savings Bank, as Rights Agent. The Rights Agreement was amended (the "Amendment") to extend the term of the rights issued thereunder for a period of ten additional years. The rights are now set to expire on June 13, 2006.

          A copy of the Amendment is attached as an exhibit hereto and is incorporated herein by reference. The above description of the Amendment is qualified in its entirety by reference to such exhibit.

Item 7.   Exhibits.
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          1. Amendment No. 3 to Rights Agreement, dated as of
             May 10, 1996.

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              ARVIN INDUSTRIES, INC.



Date:  May 10, 1996        By: /s/ Ronald R. Snyder
                               -------------------------------
                               Ronald R. Snyder
                               Vice President, General
                                   Counsel & Secretary



                             EXHIBIT INDEX


Exhibit                                     Sequentially Numbered
  No.                                               Page

1.   Amendment No. 3 to Rights Agreement,
     dated as of May 10, 1996